As filed with the Securities and Exchange Commission on August 8, 2013

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22530

Salient MLP & Energy Infrastructure Fund

(Exact name of registrant as specified in charter)

4265 San Felipe, Suite 800, Houston, TX 77027

(Address of principal executive offices) (Zip code)

A. Haag Sherman

4265 San Felipe, Suite 800, Houston, TX 77027

(Name and address of agent for service)

713-993-4675

Registrant’s telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: May 31, 2013

Updated August 1, 2011

Item 1. Reports to Stockholders.

Salient MLP & Energy Infrastructure Fund

Semiannual Report to Shareholders

May 31, 2013

Management Discussion of Fund Performance (Unaudited)

Letter to Shareholders

July 19, 2013

Dear Fellow Shareholders:1

We are pleased to provide you with our semi-annual letter to update you on the Salient MLP & Energy Infrastructure Fund (Fund). Please note that the information contained in this letter is based on data as of May 31, 2013.

As of May 31, 2013, the Fund had total investments of approximately $271.1 million, which includes the current equity of $193.8 million as well as borrowings of $77.3 million under our revolving credit facility. As of May 31, 2013 the Fund’s price per share was $29.09 and the net asset value (NAV) per share was $26.99. The price per share represents a 7.78% premium to its NAV.2 The Fund’s investments, as of May 31, 2013, are shown in the pie chart below:

1 Certain statements in this letter are forward-looking statements. The forward-looking statements and other views expressed herein are those of the portfolio managers and the Fund as of the date of this letter. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and there is no guarantee that any predictions will come to pass. The views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.

2 Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. The data shown are unaudited. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

The Fund’s Top 10 holdings are shown below, as of May 31, 2013:

Company Name	Sector	% of Gross Assets
Enterprise Products Partners*	MLP	9.1%
Enbridge Energy Management LLC	MLP Affiliate	8.9%
Plains All Amer Pipeline L.P.*	MLP	7.0%
Kinder Morgan Management LLC	MLP Affiliate	5.8%
Golar Lng Partners L.P.	Marine Midstream	5.4%
Kinder Morgan Inc	MLP Affiliate	4.8%
Williams Cos Inc Del Com	MLP Affiliate	4.7%
Linn Co LLC	MLP Affiliate	4.7%
Magellan Midstream Partners*	MLP	4.0%
Energy Transfer Equity L.P.*	MLP	3.8%
Total		58.2%

* Held indirectly through the wholly owned C-Corporation, Salient MLP & Energy Infrastructure, Inc.

Source: Salient Capital Advisors, LLC, May 2013

During the first half of fiscal 2013, the top five contributors to the Fund’s performance include Plains All American Pipeline (PAA), Enterprise Products Partners (EPD), EQT Midstream Partners, LP (EQM), Summit Midstream Partners, LP (SMLP), and MarkWest Energy Partners, LP (MWE). The five largest detractors to the Fund’s performance include Eagle Rock Energy Partners (EROC), EV Energy Partners (EVEP), Linn Energy LLC (LINE), Linn Co, LLC (LNCO), and Whiting USA Trust II (WHZ). In addition, the Fund’s derivative transactions detracted approximately $2.9 million from the Fund’s performance.

The Fund’s distribution has increased every quarter and is currently $0.46 as of the last distribution paid on May 29, 2013. That represents a distribution increase of 7.0% over the past 12 months and 15.0% since the Fund’s IPO. As a result, the current annualized distribution represents a yield of 7.4% based on the original $25.00 IPO price as shown in the charts below:3

Distributions Paid Per Share*	Yield on Original $25 IPO Price*

Source: Salient Capital Advisors, LLC, January 2013.

* For illustrative purposes only. Actual return and yield scenarios may vary substantially from the figures illustrated above.

3 Past performance is no guarantee of future results. No investment strategy can guarantee performance results.

Last six months in review

Following the presidential election in November 2012, MLPs fell 3.9% through the end of the calendar year. We believe a major culprit of that weakness was the expected change in long-term capital gains tax rates, which moved from 15% in 2012 to 20% plus the 3.8% Medicare surcharge on January 1 (for a total tax rate of 23.8%) for those with income above a certain threshold. We believe that some investors may have locked in the 15% tax rate before year-end. Once the selling abated and Congress reached a resolution to the “fiscal cliff” in early January, MLPs bounced with the Alerian MLP Index (AMZ) returning 12.6% in January. The group continued to move higher and reached a peak on May 22, which coincided with the release of the Fed minutes which raised the possibility of “tapering” the quantitative easing (QE) program. The tapering comments led to concerns about interest rates moving higher than expected, which led to a sell-off in bonds and equities alike through the end of May. “How will rising interest rates impact MLPs?” has become a frequent question in our conversations with investors due to the historically low rates induced by the post-financial crisis Federal stimulus. We have generally been in a falling rate environment for the past 30 years so there is a somewhat limited history regarding MLP performance in a rising rate cycle. However, if the June 2003 to June 2006 rising rate cycle is any indication, MLPs—particularly higher growth MLPs—we believe are in a position to be attractive going forward if we are, in fact, in the early stages of a rising rate environment. Between November 30, 2012 (the Fund’s fiscal year-end) and May 31, 2013, the Alerian MLP Index (AMZ) generated a total return of 14.7%.

Summary

We believe valuations for MLPs and Midstream Companies remain attractive and look forward to providing regular updates in the future on our progress in executing the Fund’s business plan. Please visit our website at www.salientfunds.com for the latest updates and sign up to receive email alerts on future press releases by the Fund.

Please note that this letter, including the financial information herein, is made available to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this letter.

Sincerely,

Gregory A. Reid

President and Chief Executive Officer, MLP Business

Salient Capital Advisors, LLC

Key Financial Data (unaudited)

We supplement the reporting of our financial information determined under United States generally accepted accounting principles (“GAAP”) with certain non-GAAP financial measures: distributable cash flow and distributable cash flow coverage ratio. We believe these non-GAAP measures provide meaningful information to assist shareholders in understanding our financial results and assessing our performance. We pay distributions to our shareholders, funded in part by distributable cash flow generated from our portfolio investments. Distributable cash flow is the amount of income received by us from our portfolio investments less operating expenses, subject to certain adjustments as described below. Other companies with similar measures may calculate these measures differently, and as a result, it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures having the same or similar names. These adjusted financial measures should not be considered in isolation or as a substitute for reported net investment income. These non-GAAP financial measures reflect an additional way of viewing an aspect of our operations that, when viewed with our GAAP results and the below reconciliation to the corresponding GAAP financial measures, provide a more complete understanding of our Fund. We strongly encourage shareholders to review our financial statements in their entirety and not rely on any single financial measure.

The table below reconciles the non-GAAP financial measures, distributable cash flow and distributable cash flow coverage ratio, by starting with the most directly comparable GAAP financial measure, net investment income.

(Period from December 1, 2012 through May 31, 2013)
Net investment income, before income taxes	$3,383
Reconciling items:
Return of capital of distributions (a)	5,426,761
Dividends paid in stock (b)	1,109,329
Option premium earnings (c)	(229,338)

Distributable cash flow (non-GAAP)	$6,310,135
Distributions paid on common stock	$6,097,428
Distributable cash flow coverage ratio (non-GAAP)	1.03
Distributable cash flow coverage ratio since inception (non-GAAP)	1.05

Reconciliation of distributable cash flow to GAAP

(a)    GAAP recognizes that a significant portion of the cash distributions received from MLPs is characterized as a return of capital and therefore excluded from net investment income, whereas the distributable cash flow calculation includes the return of capital portion of such distributions.

(b)    Distributable cash flow includes the value of dividends paid-in-kind (i.e., stock dividends), whereas such amounts are not included in net investment income for GAAP purposes during the period received, but rather are recorded as unrealized gains upon receipt.

(c)    We may sell covered call option contracts to generate income or to reduce our ownership of certain securities that we hold. In some cases, we are able to repurchase these call option contracts at a price less than the fee that we received, thereby generating a profit. The amount we received from selling call options, less the amount that we pay to repurchase such call option contracts is included in distributable cash flow. For GAAP purposes, “income” from call option contracts sold is not included in net investment income. See Note 2—Summary of Significant Accounting Policies and Practices for a full discussion of the GAAP treatment of option contracts.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Consolidated Schedule of Investments

May 31, 2013

(Unaudited)

	Shares/Units	Fair Value

Master Limited Partnerships and Related Companies—131.0%
Coal—2.5%
United States—2.5%
Alliance Holdings GP, L.P.(1)(2)(4)	76,686	$4,887,199

Crude/Natural Gas Production—8.3%
United States—8.3%
EV Energy Partners, L.P.(2)(4)	55,756	2,122,073
Linn Co, LLC(2)	319,750	11,605,326
Memorial Production Partners LP(4)	122,398	2,302,306

		16,029,705

Crude/Refined Products Pipelines—44.1%
United States—44.1%
Enbridge Energy Management, L.L.C.(2)(3)(4)	742,917	22,094,346
Inergy Midstream, L.P.	198,333	4,460,509
Kinder Morgan, Inc.(2)	315,450	11,980,791
Kinder Morgan Management, LLC(2)(3)(4)	178,519	14,499,282
Magellan Midstream Partners, L.P.(1)(2)(4)	193,600	10,065,264
Plains All American Pipeline, L.P.(1)(2)(4)	309,020	17,360,744
Rose Rock Midstream, L.P.(4)	136,300	5,037,648

		85,498,584

Natural Gas/Natural Gas Liquids Pipelines—35.1%
United States—35.1%
Eagle Rock Energy Partners, L.P.(2)(4)	593,323	5,019,513
El Paso Pipeline Partners, L.P.(1)(2)(4)	205,120	8,428,381
Energy Transfer Equity, L.P.(1)(2)(4)	163,715	9,357,949
Enterprise Products Partners L.P.(1)(2)(4)	380,398	22,591,837
EQT Midstream Partners, LP(4)	80,409	3,928,784
Oneok Inc.	16,600	749,324
Spectra Energy Corp.(2)	36,565	1,117,792
Spectra Energy Partners, LP(2)	144,693	5,152,518
Williams Companies, Inc.(2)	331,518	11,662,803

		68,008,901

Natural Gas Gathering/Processing—28.8%
United States—28.8%
Crosstex Energy, Inc.(2)	179,505	3,419,570
Crosstex Energy, L.P.(2)(4)	130,219	2,508,018
DCP Midstream Partners, LP(2)	159,800	7,638,440
EMG Utica I Offshore Co—Investment, L.P.(4)(5)(8)	7,000,000	7,000,000
Linn Energy LLC(1)(2)	185,500	6,102,950
MarkWest Energy Partners, L.P.(4)	114,236	7,521,298
Summit Midstream Partners, LP(2)(4)	133,373	4,157,237

See accompanying notes to consolidated financial statements.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Consolidated Schedule of Investments, continued

May 31, 2013

(Unaudited)

	Shares/Units	Fair Value

Targa Resources Corp.(2)	118,564	$7,637,893
Targa Resources Partners L.P.(2)(4)	120,067	5,584,316
Western Gas Equity Partners, LP(2)	115,944	4,338,625

		55,908,347

Oil & Gas Field Services—1.8%
United States—1.8%
AIM Water LLC(4)(5)	3,000,000	3,540,056

Shipping—10.4%
Bermuda—6.9%
Golar LNG Partners LP(2)	400,613	13,348,425

United States—3.5%
Capital Product Partners L.P.(4)(5)(6)(7)	666,667	6,742,203

		20,090,628

Total Master Limited Partnerships and Related Companies (Cost $206,460,829)		$253,963,420

Short-Term Investment—2.1%
United States Investment Company—2.1%
Invesco Short-Term Treasury Portfolio Fund—Institutional Class, 0.02%(1) (Cost $3,997,341)	3,997,341	$3,997,341

Total Investments—133.1% (Cost $210,458,170)		257,960,761
Credit Facility—(39.9%)		(77,300,000)
Other Assets and Liabilities—6.8%		13,144,281

Total Net Assets Applicable to Common Stockholders—100.0%		$193,805,042

All percentages disclosed are calculated by dividing the indicated amounts by net assets applicable to common shareholders.

(1)	All or a portion of these securities are held by the Salient MLP & Energy Infrastructure Fund, Inc. (the “Subsidiary”) the wholly owned C-Corporation.
(2)

All or a portion of these securities are held as collateral pursuant to the line of credit agreement. As of May 31, 2013 the total value of securities held as collateral for the line of credit agreement was $190,902,294.

(3)	Distributions are paid-in-kind.
(4)	Non-income producing security.
(5)	Securities have been fair valued in accordance with procedures approved by the Board of Trustees and have a fair value of $17,282,259, which represents 8.9% of net assets.
(6)	Restricted security is exempt from registration under the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(7)	Security has been deemed illiquid by the Adviser based on procedures approved by the Board of Trustees.
(8)	Affiliated investment for which ownership exceeds 25%.

See accompanying notes to consolidated financial statements.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Consolidated Schedule of Investments, continued

May 31, 2013

(Unaudited)

Written Call Options held at May 31, 2013

Written Call Options	Expiration Date	Strike Price	Agreements	Fair Value
EQT Midstream Partners LP	June 2013	$50.00	616	$101,640
Markwest Energy Partners LP	June 2013	70.00	444	22,200
Memorial Production Partners LP	June 2013	20.00	1,214	24,280
Williams Companies, Inc.	June 2013	38.00	1,614	12,912

Total Written Call Options (Premiums received $170,089)			3,888	$161,032

Open Futures Contracts at May 31, 2013

Futures Contracts	Number of Contracts	Expiration Date	Notional Amount at Value	Unrealized Appreciation (Depreciation)
E-mini S&P 500 Index	259	June 2013	$(21,095,550)	$(760,775)

Total Futures Contracts			$(21,095,550)	$(760,775)

Open Total Return Swap Agreements at May 31, 2013—Short Positions

Counterparty	Reference Entity	Maturity Date	Notional Value	Fair Value
Morgan Stanley	Salient MLPX Basket(1)	11/5/2014	$(54,729,650)	$1,800

Total Equity Swaps			$(54,729,650)	$1,800

(1)	This position is held by the Salient MLP & Energy Infrastructure Fund, Inc. (the “Subsidiary”) the wholly owned C-Corporation.

See accompanying notes to consolidated financial statements.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Consolidated Statement of Assets, Liabilities and Stockholders’ Equity

May 31, 2013

(Unaudited)

Assets
Investments at fair value (cost $210,458,170)	$257,960,761
Cash	314,146
Receivable from Adviser	45,794
Interest and dividend receivable	11,241
Receivable for investments sold	5,636,098
Deposits with brokers for swap agreements	14,770,000
Deposits with brokers for futures contracts	906,320
Unrealized appreciation on swap contracts	1,800
Variation margin receivable	318,750
Prepaid expenses and other assets	52,235

Total assets	280,017,145

Liabilities
Credit facility	77,300,000
Written call options at fair value (premiums received $170,089)	161,032
Payable to Adviser	274,761
Accrued other expenses and liabilities	371,439
Deferred tax liablility	8,104,871

Total liabilities	86,212,103

Net assets applicable to common stockholders	$193,805,042

Net Assets Applicable to Common Stockholders Consist of:
Capital stock, $0.01 par value; 7,181,832 shares issued and outstanding (unlimited shares authorized)	$71,818
Additional paid-in capital	153,626,678
Undistributed net investment income	(2,112,259)
Undistributed net realized loss	3,069,868
Net unrealized appreciation of investments	39,148,937

Net assets applicable to common stockholders	$193,805,042

Net Asset Value per common share outstanding	$26.99

See accompanying notes to consolidated financial statements.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Consolidated Statement of Operations

For the Six Months Ended May 31, 2013

(Unaudited)

Investment Income
Distributions from master limited partnerships	$5,850,116
Less return of capital on distributions	(5,426,761)

Net distributions from master limited partnerships	423,355
Dividends from master limited partnership related companies	1,695,971
Interest from corporate bonds	15,229
Interest from short term investments	2,686

Total Investment Income	2,137,241

Operating Expenses
Management fees	1,353,407
Professional fees	358,133
Administrator fees	56,171
Directors’ fees	28,006
Custodian fees	13,031
Other operating expenses	130,425

Total Operating Expenses	1,939,173

Leverage Expenses
Interest expense	420,253

Total Leverage Expenses	420,253

Total Expenses	2,359,426
Less expense reimbursement by Adviser (note 10)	(225,568)

Net Expenses	2,133,858

Net Investment Income, before Income Taxes	3,383

Deferred tax expense	(25,514)

Net Investment Loss	(22,131)

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investments	8,193,199
Futures	(474,462)
Option contracts	(229,338)
Swap contracts	(2,447,377)

Net realized gain, before income taxes	5,042,022
Deferred tax expense	(248,629)

Net realized gain	4,793,393

Change in unrealized appreciation (depreciation) of:
Investments	26,251,692
Futures	(845,027)
Option contracts	186
Swap contracts	544,136

Net change in unrealized appreciation, before income taxes	25,950,987
Deferred tax expense	(3,408,828)

Net change in unrealized appreciation	22,542,159

Net Realized and Change in Unrealized Appreciation on Investments and Derivative Transactions	27,335,552

Net Increase in Net Assets Applicable to Common Stockholders Resulting from Operations	$27,313,421

See accompanying notes to consolidated financial statements.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Consolidated Statements of Changes in Net Assets

	For the Six Months Ended May 31, 2013	Year Ended November 30, 2012
	(Unaudited)
Operations
Net investment income (loss), net of income taxes	$(22,131)	$182,172
Net realized gain (loss), net of income taxes	4,793,393	(3,479,381)
Net change in unrealized appreciation, net of income taxes	22,542,159	13,926,603

Net increase in net assets applicable to common stockholders resulting from operations	27,313,421	10,629,394

Distributions to Common Stockholders
Net investment income	—	—
Return of capital	(6,097,427)	(10,663,091)

Total distributions to common stockholders	(6,097,427)	(10,663,091)

Capital Stock Transactions
Proceeds from additional offerings of 1,035,000 common shares	28,514,250	—
Underwriting discounts and offering expenses associated with the issuance of common stock	(1,117,800)	—
Issuance of 4,726 and 5,259 common shares from reinvestment of distributions to stockholders, respectively	167,157	126,438

Net increase in net assets applicable to common stockholders from capital stock transactions	27,563,607	126,438

Total increase in net assets applicable to common stockholders	48,779,601	92,741
Net Assets
Beginning of period	145,025,441	144,932,700

End of period	$193,805,042	$145,025,441

Accumulated net investment income (loss)	$(2,112,259)	$(2,090,128)

See accompanying notes to consolidated financial statements.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Consolidated Statement of Cash Flows

For the Six Months Ended May 31, 2013

(Unaudited)

Reconciliation of net increase in net assets applicable to common stockholders resulting from operations to net cash used for operating activities
Net increase in net assets applicable to common stockholders resulting from operations	$27,313,421
Adjustments to reconcile net increase in net assets applicable to common stockholders resulting from operations to net cash used for operating activities:
Purchases of long-term investments	(139,478,767)
Proceeds from disposition of investments	123,758,255
Net purchases of short-term investments	(798,935)
Premiums from written call options	(70,480)
Premiums paid on credit default swap agreements	322,325
Return of capital on distributions from master limited partnerships	5,426,761
Amortization of bond premium	77
Net change in unrealized appreciation of investments	(26,251,692)
Net change in unrealized appreciation of option contracts	(186)
Net change in unrealized appreciation of swap contracts	(544,136)
Net realized gain on investments	(8,193,199)
Net realized loss on option contracts	229,338

Changes in operating assets and liabilities:
Interest and dividend receivable	115,834
Prepaid expenses and other assets	(30,630)
Receivable for investments sold	(4,932,039)
Deposits with brokers for swap agreements	(14,400,000)
Deposits with brokers for futures contracts	117,705
Variation margin on futures contracts	(331,746)
Deferred tax liability	3,676,561
Payable to Adviser, net of receivable	70,560
Accrued expenses and other liabilities	(53,229)

Net cash used for operating activities	(34,054,202)

Cash Flows From Financing Activities
Advances from credit facility	84,600,000
Repayments on credit facility	(68,950,000)
Issuance of common stock	28,514,250
Common stock issuance costs	(1,117,800)
Distributions paid to common stockholders, net of reinvestments	(8,678,102)

Net cash provided by financing activities	34,368,348

Net change in cash	314,146
Cash—beginning of period	—

Cash—end of period	$314,146

Supplemental schedule of non-cash activity:
Reinvestment of distributions to common shareholders.	$167,157
Supplemental schedule of cash activity:
Cash paid for interest during period	$377,709
Cash paid for non-use fees during the period	17,390

See accompanying notes to consolidated financial statements.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Consolidated Financial Highlights

	For the Six Months Ended May 31, 2013	Year Ended November 30, 2012	Period from May 25, 2011(1) through November 30, 2011
	(Unaudited)
Per Common Share Data(2)
Net Asset Value, beginning of period	$23.62	$23.62	$—
Public offering price	—	—	25.00
Income from Investment Operations
Net investment income	—	0.03	0.13
Net realized gain and change in unrealized appreciation on investments	4.46	1.71	0.49

Total income from investment operations	4.46	1.74	0.62

Distributions to Common Stockholders
Net investment income	—	—	(0.13)
Return of capital	(0.92)	(1.74)	(0.68)

Total distributions to common stockholders	(0.92)	(1.74)	(0.81)

Underwriting discounts and offering costs on issuance of common stock(3)	(0.17)	—	(1.19)

Net Asset Value, end of period	$26.99	$23.62	$23.62

Per common share market value, end of period	$29.09	$24.03	$23.42

Total Investment Return Based on Market Value(4)	25.18%	10.22%	(2.95)%

Ratios to Average Net Assets:(5)
Net investment income	(0.03)%	0.12%	1.08%
Gross operating expenses	7.06%	5.65%	2.73%
Net operating expenses(6)	6.80%	5.40%	2.49%
Net operating expenses (excluding deferred income tax benefit/expense)(6)(7)	2.52%	2.52%	2.39%
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$193,805	$145,025	$144,933
Average net assets (000’s)	$170,696	$151,308	$140,843
Portfolio turnover rate	45%	92%	18%
Asset coverage per $1,000 unit of senior indebtedness(8)	3,507	3,352	3,946
Short-term borrowings, end of period (000’s)	$77,300	$61,650	$49,200

(1)	Commencement of Operations.
(2)	Information presented relates to a share of common stock outstanding for the entire period.
(3)	Represents the dilution per common share from underwriting and offering costs during the period.
(4)

Not annualized for periods less than one full year. Total investment return is calculated assuming a purchase of common stock at the initial public offering price and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the DRIP.

(5)	Annualized for periods less than one full year.
(6)	The amount includes an investment advisor waiver representing 0.25% to the expense ratio from inception through May 21, 2013. Without this waiver, the expense ratios would be higher.
(7)	Excludes deferred income tax expense of $3,682,971, $4,355,543, and $50,324 for the periods ended May 31, 2013, November 30, 2012, and November 30, 2011, respectively.
(8)

Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

See accompanying notes to consolidated financial statements.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Notes to Consolidated Financial Statements

May 31, 2013

(Unaudited)

(1) ORGANIZATION

Salient MLP & Energy Infrastructure Fund (the “Fund”), a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), commenced operations on May 25, 2011 as a non-diversified, closed-end management investment company. The Fund is authorized to issue an unlimited number of common shares of beneficial interest (“Common Shares”), which may be issued in more than one class or series. The Fund’s Common Shares are listed on the New York Stock Exchange (“NYSE”) under the symbol “SMF.”

The Fund’s objective is to provide a high level of total return with an emphasis on making quarterly cash distributions to its common shareholders. The Fund seeks to achieve its investment objective by investing at least 80% of its total assets in securities of master limited partnerships (“MLPs”) and energy infrastructure companies.

The board of trustees (each member thereof a “Trustee” and, collectively the “Board”) is authorized to engage an investment adviser, and pursuant to an investment management agreement (the “Investment Management Agreement”), it has selected Salient Capital Advisors, LLC (the “Adviser”) to manage the Fund’s portfolio and operations. The Adviser is a Texas limited liability company that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Under the Investment Management Agreement, the Adviser is responsible for the establishment of an investment committee (the “Investment Committee”), which is responsible for developing, implementing, and supervising the Fund’s investment program subject to the ultimate supervision of the Board.

Under the Fund’s organizational documents, the Fund’s officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, based on experience, management expects the risk of loss to be remote.

The Fund may invest up to 25% of its total assets in the Salient MLP & Energy Infrastructure Fund, Inc. a wholly owned subsidiary (the “Subsidiary”) that was formed on May 2, 2011. The Subsidiary, which is organized under the laws of the state of Delaware, is controlled by the Fund, and is therefore consolidated in the Fund’s consolidated financial statements. The Fund invests in the Subsidiary in order to gain additional exposure to the investment returns of the MLP markets, within the limitations of the federal tax law requirements applicable to regulated investment companies (“RIC”). Where the context requires, the “Fund” includes both the Fund and the Subsidiary.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES

(a) BASIS OF ACCOUNTING

These consolidated financial statements have been prepared in conformity with generally accepted accounting principles in the United States of America (“US GAAP”). The accompanying consolidated financial statements reflect the financial position of the Fund and its Subsidiary and the results of their operations on a consolidated basis. All intercompany accounts and transactions have been eliminated in consolidation.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Notes to Consolidated Financial Statements, continued

May 31, 2013

(Unaudited)

(b) CASH EQUIVALENTS

The Fund considers all unpledged temporary cash investments with a maturity date at the time of purchase of three months or less to be cash equivalents.

(c) PORTFOLIO SECURITIES TRANSACTIONS

Security transactions are accounted for on a trade date basis. Realized gains and losses are reported using the specific identification cost basis.

(d) INVESTMENT VALUATION

The valuation of the Fund’s investments is determined each day based on the most recent close of regular session trading on the NYSE and reported by U.S. Bancorp Fund Services, LLC, the Fund’s independent administrator (“Administrator”).

The Board has formed a valuation committee (the “Board Valuation Committee”) that is responsible for overseeing the Fund’s valuation policies, making recommendations to the Board on valuation-related matters, and overseeing implementation by the Adviser of the Fund’s valuation policies.

The Board has authorized the Adviser, to establish a valuation committee of the Adviser (“Adviser Valuation Committee”). The function of the Adviser Valuation Committee, subject to oversight of the Board Valuation Committee and the Board, is generally to review the Fund’s valuation methodologies, valuation determinations, and any information provided to the Adviser Valuation Committee by the Adviser or the Fund’s Administrator.

To the extent that the price of a security cannot be determined applying the methods described below, the Adviser Valuation Committee in conjunction with the Administrator will determine the price of the security pursuant to the fair value procedures approved by the Board.

•

SECURITIES LISTED ON A SECURITIES EXCHANGE OR OVER-THE-COUNTER EXCHANGES—In general, the Fund values those securities at their last sale price on the exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Fund uses the price from the exchange that it considers to be the principal exchange on which the security is traded. If there have been no sales for that day on the exchange where the security is principally traded, then the price of the security will be the mean of the closing “bid” and “ask” prices on the valuation day on the relevant exchange. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price.

PUBLICLY-traded equity securities acquired in a direct placement transaction may be subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable restriction discount. Generally, the discount will initially be equal to the discount at which the Fund purchased the securities and thereafter will be periodically reassessed and likely reduced over the anticipated restricted period. Equity securities are typically categorized as Level 1 or 2 in the fair value hierarchy based on the level of inputs utilized in determining the value of such investments.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Notes to Consolidated Financial Statements, continued

May 31, 2013

(Unaudited)

•

DERIVATIVES—Derivatives and fixed-income securities are generally valued using independent pricing services and/or agreements with counterparties or other procedures approved by the Board. Exchange traded futures contracts are valued using quoted final settlement prices from the national exchange on which they are principally traded and are typically categorized as Level 1 in the fair value hierarchy. Options that are listed on a securities exchange are generally valued at the closing “bid” and “ask” prices for options held long and short, respectively on the date of valuation and are typically categorized as Level 1 in the fair value hierarchy. If no such bid or ask price is reported by such exchange on the valuation date, the Adviser will determine the fair value in good faith using information that is available at such time. Non exchange-traded derivatives, such as swap agreements, are valued based on procedures approved by the Fund’s Board and are typically categorized as Level 2 in the fair value hierarchy. Credit default swaps and fixed-income securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include among other considerations, end of day net present values, spreads, ratings, industry, and company performance. Total return swaps are valued based on the value of the underlying security, accrued interest and the terms of the specific contract.

•

SECURITIES NOT ACTIVELY TRADED—The value of securities, derivatives or synthetic securities that are not generally traded on an exchange are determined by obtaining quotes from broker that normally deal in such securities or by an unaffiliated pricing service that may use actual trade data or procedures using market indices, matrices, yield curves, specific trading characteristics of certain groups of securities, pricing models or a combination of these procedures. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy. Securities for which independent pricing services are not available are valued at fair value pursuant to the fair valuation procedures approved by the Board and are typically categorized as Level 2 or Level 3 in the fair value hierarchy.

•

OTHER—Investments in investment limited partnerships and shares in unregistered investment funds for which a market value is not available will generally be valued using the partner’s capital or NAV as reported by the respective external investment fund managers or their administrator so long as the values reported are in accordance with U.S. GAAP. The net asset values reported to the Adviser by the external fund managers or their administrator may be based on estimates that are available at period end. In instances where values are provided less frequently from external investment fund managers or their administrator will be adjusted for subsequent capital transactions, and accrued management fees, and any other information available to arrive at an estimated fair value as of period end. Such investments are typically categorized as Level 3 in the fair value hierarchy, based on the level of inputs utilized in determining the value of such investments.

(e) FOREIGN CURRENCY

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollar amounts at current exchange rates on the date of valuation. Purchases and sales of investments denominated in foreign currencies are translated into U.S. dollar amounts at the exchange rate on the respective dates of such transactions.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Notes to Consolidated Financial Statements, continued

May 31, 2013

(Unaudited)

(f) MASTER LIMITED PARTNERSHIPS

Entities commonly referred to as MLPs are generally organized under state law as limited partnerships or limited liability companies. The Fund and Subsidiary invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986, as amended (the “Code”), and whose interest or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real property rents, gains on dispositions of real property, income and gains from mineral or natural resources activities, income and gains from the transportation or storage of certain fuels, and, in certain circumstances, income and gains from commodities or futures, forwards and options on commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership or limited liability company. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The Fund’s investments in MLPs consist only of limited partner or member interests ownership. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

(g) RESTRICTED AND ILLIQUID SECURITIES

The Fund may invest up to 50% of its total assets in unregistered or otherwise restricted securities of which up to 10% may be in securities of privately held companies. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Illiquid securities are securities that cannot be sold or disposed of within a reasonable amount of time in the ordinary course of business. Certain restricted securities may be resold in transaction exempt from registration, normally to qualified institutional buyers, and may be deemed liquid by the Adviser based on procedures approved by the Board. Therefore, not all restricted securities are considered illiquid.

Investments in private placement securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board. Such fair value procedures may consider, among other factors, discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating, and an analysis of the issuer’s financial statements and reports. If events occur that affect the value of the Fund’s securities before the net asset value has been calculated, the securities so affected will generally be priced using fair value procedures.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Notes to Consolidated Financial Statements, continued

May 31, 2013

(Unaudited)

The restricted securities held at May 31, 2013 are identified below and are also presented in the Fund’s Consolidated Schedule of Investments.

Security	% of Net Assets	Acquisition Date	Acquisition Cost	Shares/ Units	Fair Value
Capital Product Partners, L.P.	3.5%	May 21, 2012	$6,000,003	666,667	$6,742,203

(h) AFFILIATED INVESTMENT FUNDS

The 1940 Act defines affiliates as those issuers in which a fund holds 5% or more of the outstanding voting securities but does not own enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The following is a summary of the investments in other affiliates for the period ended May 31, 2013:

		For the period 12/1/2012 through 5/31/2013
Security	Fair Value 11/30/12	Cost of Purchases	Proceeds from Sales	Realized Gain (Loss) on Investments	Change in Unrealized Appreciation (Depreciation)	Interest/ Dividend Income	Fair Value 5/31/13
EMG Utica I Offshore Co—Investment, L.P.	$—	$7,000,000	$—	$—	$—	$—	$7,000,000

(i) USE OF ESTIMATES

The preparation of the consolidated financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities, and reported amounts of income and expenses in the consolidated financial statements. Actual results could differ from those estimates and such differences may be significant.

(j) DERIVATIVE INSTRUMENTS

All open derivative positions at quarter end are reflected in the Fund’s Consolidated Schedule of Investments. The following is a description of the derivative instruments that the Fund utilizes as part of its investment strategy, including the primary underlying risk exposures related to each instrument type.

OPTIONS—The Fund writes equity call options with the purpose of generating realized gains from premiums as a means to enhance distributions to the Fund’s common shareholders. Options are secured by investments, as detailed in the Fund’s Consolidated Schedule of Investments. A call option on an equity security is a contract that gives the holder of such call option the right to buy the equity underlying the call option from the writer of such call option at a specified price at any time during the term of the option. At the time the call option is sold, the writer of a call option receives a premium from the buyer of such call option. If the Fund writes a call option, it will have the obligation upon exercise of such call option to deliver the underlying equity upon payment of the exercise price. As the writer of a covered call option, during the option’s life, the Fund gives up the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but the Fund retains the risk of loss should the price of the underlying security decline.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Notes to Consolidated Financial Statements, continued

May 31, 2013

(Unaudited)

Transactions in written call options contracts for the six months ended May 31, 2013, are as Follows:

	Contracts	Premiums
Outstanding at November 30, 2012	236	$11,231
Options written	17,852	691,884
Options exercised	(7,047)	(290,056)
Options expired	(2,467)	(90,363)
Options covered	(4,686)	(152,607)

Outstanding at May 31, 2013	3,888	$170,089

FUTURES CONTRACTS—The Fund invests in futures contracts as a part of its hedging strategy to manage exposure to interest rate, equity and market price movements, and commodity prices. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). A portion of the initial margin is restricted as to its use. Subsequent payments, known as “variation margin,” are made or received by the Fund, depending on the fluctuations in the value of the underlying security. The underlying securities are not physically delivered. The Fund recognizes a gain or loss equal to the variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions involves, to varying degrees, elements of market risk (generally equity price risk related to stock index or equity futures contracts and interest rate risk related to bond futures contracts) and exposure to loss. The face or contract amounts reflect the extent of the total exposure the Fund has in the particular classes of instruments. Among other risks, the use of futures contracts may cause the Fund to have imperfect correlation due to differences between movements in the price of the futures contracts and the market value of the underlying securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

SWAP AGREEMENTS—The Fund invests in swap agreements as a part of its hedging strategy to manage credit and market risks. During the period from December 1, 2012 through May 31, 2013, the Fund invested in credit default swap and total return swap agreements.

A credit default swap (“CDS”) agreement gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer if a credit event (a downgrade, bankruptcy or default) occurs. This value is obtained by delivering a debt security of the reference issuer to the party in return for a previously agreed upon payment from the other party (frequently, the par value of the debt security). The Fund is usually a net buyer of CDSs.

The Fund as a buyer of a CDS would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event by the reference issuer with respect to its debt obligations. In return, the Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default or other credit event has occurred. If no default or other credit event occurs, the counterparty would keep the stream of payments and would have no further obligations to the Fund. Collateral, in the form of cash, is held in a broker segregated account for CDSs.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Notes to Consolidated Financial Statements, continued

May 31, 2013

(Unaudited)

Total return swaps (“TRSs”) are bilateral financial contract agreements where one party (the payer) agrees to pay the other (the receiver) the total return on a specified asset or index in exchange for a fixed or floating rate of return. A TRS allows the receiver or payer to derive the economic benefit of owning or having short exposure to an asset without owning or shorting the underlying asset. The receiver is entitled to the amount, if any, by which the notional amount of the total return swap agreement would have increased in value had it been invested in the particular instruments, plus an amount equal to any dividends or interest that would have been received on those instruments. In return, the payer is entitled to an amount equal to a fixed or floating rate of interest (e.g., a LIBOR based rate) on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such instruments, less any dividends or interest. The amounts to which each party is entitled are normally netted against each other, resulting in a single amount that is either due to or from each party. Collateral, in the form of cash, is held in a broker segregated account for TRSs.

In addition to being exposed to the credit risk of the underlying reference entity, CDSs and TRSs are subject to counterparty risk, market risk and interest rate risk. CDSs and TRSs utilized by the Fund may not perform as expected. Risks may arise as a result of the failure of the counterparty (Protection Seller) to perform under the agreement. The loss incurred by the failure of a counterparty is generally limited to the market value and premium amounts recorded. The Fund considers the creditworthiness of each counterparty to a swap agreement in evaluating potential credit risk. Additionally, risks may arise from the unanticipated movements in interest rates or in the value of the underlying reference securities. The Fund may use various techniques to minimize credit risk including early termination or reset and payment. Collateral in the form of cash, is held in broker segregated accounts for TRSs and CDSs.

During the six months ended May 31, 2013, the Fund’s direct investments in derivatives consisted of written call options, future contracts, and CDS and TRS agreements.

The following is a summary of the fair value of derivative instruments held directly by the Fund as of May 31, 2013. These derivatives are presented in the Consolidated Schedule of Investments.

	Assets		Liabilities
	Unrealized Appreciation on Swap Agreements	Variation Margin*	Written Call Options at Fair Value	Variation Margin*
Equity Risk Exposure:
Futures Contracts	$—	$—	$—	$760,775
Written Call Options	—	—	161,032	—
Total Return Swap Agreements	1,800	—	—	—

*

Includes cumulative appreciation/depreciation on futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statements of Assets, Liabilities and Shareholders’ Equity.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Notes to Consolidated Financial Statements, continued

May 31, 2013

(Unaudited)

The following is a summary of the effect of derivative instruments on the Consolidated Statement of Operations for the six months ended May 31, 2013.

	Net Realized Gain/Loss on Derivatives	Change in Net Unrealized Appreciation/Depreciation on Derivatives
Equity Risk Exposure:
Total Return Swap Agreements	$(1,289,752)	$33,142
Futures Contracts	(1,021,087)	(921,593)
Written Call Options	(229,338)	186
Commodity Risk Exposure:
Futures Contracts	448,711	76,183
Credit Risk Exposure:
Credit Default Swap Agreements	(733,985)	510,995
Interest Rate Risk Exposure:
Futures Contracts	97,914	383

Volume of Derivative Activity

The following is a summary of the average notional amount of written call options, futures contracts, and swap agreements including credit default swaps where protection was purchased during the period as well as the notional amount of written call options, futures contracts, and swap agreements outstanding as of May 31, 2013.

	Average Monthly Notional Amount	Notional Amount Outstanding
Written call options	$(10,070,950)	$(14,749,200)
Futures contracts	(19,538,583)	(21,095,550)
Equity Swap agreements	(17,963,174)	(54,729,650)

(k) DISTRIBUTIONS TO SHAREHOLDERS

The Fund intends to make quarterly distributions to shareholders. Net realized capital gains if any, will be distributed annually. Distributions from net realized gains may include short-term capital gains. All net short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with the requirements under Subchapter M of the Code so that the Fund will be treated as a RIC.

Each shareholder will automatically be a participant under the Fund’s Dividend Reinvestment Plan (the “DRIP”) and have all income dividends and/or capital gains distributions automatically reinvested in Shares, unless a shareholder otherwise elects to receive distributions in cash. Generally, for U.S. federal income tax purposes, shareholders receiving Shares under the DRIP will be treated as having received a distribution equal to the amount of cash they would have received had the shareholder not participated in the DRIP.

The character of distributions made during the period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Notes to Consolidated Financial Statements, continued

May 31, 2013

(Unaudited)

The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, differing treatment on certain swap agreements, net operating loss, distribution reclassification, certain gain/loss and certain distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment: temporary differences (e.g., wash sales and differing treatment on certain swap agreements) do not require a reclassification. Distributions which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distribution of capital.

(l) INVESTMENT INCOME

Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Distributions are recorded on the ex-dividend date. Distributions received from the Fund’s investments in MLPs generally are comprised of ordinary income, capital gains and return of capital from the MLPs.

(m) RECENT ISSUED ACCOUNTING PRONOUNCEMENT

In January 2013, the Financial Accounting Standards Board issued Accounting Standards Update No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” (“ASU 2013-01”) which amended Accounting Standards Codification Subtopic 210-20, Balance Sheet Offsetting. ASU 2013-01 clarified the scope of ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). ASU 2013-01 clarifies the scope of ASU 2011-11 as applying to derivatives accounted for in accordance with Topic 815, Derivatives and Hedging, including bifurcated embedded derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions that are offset either in accordance with other requirements of U.S. GAAP or subject to an enforceable master netting arrangement or similar agreement. The guidance in ASU 2013-01 and ASU 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Adoption of ASU 2011-11 will have no effect on the Fund’s net assets. At this time, management is evaluating any impact ASU 2013-01 and ASU 2011-11 may have on the Fund’s financial statement disclosures.

(n) EXCLUSION FOR DEFINITION OF COMMODITY POOL OPERATOR

With respect to the Fund, the Adviser has claimed an exclusion from the definition of the term “commodity pool operator” under CFTC Regulation 4.5 of the Commodity Exchange Act (the “CEA”). As such, the Fund is not currently subject to registration or regulation as a commodity pool under the CEA.

(o) RETURN OF CAPITAL ESTIMATES

Distributions received from the Fund’s investments in MLPs generally are comprised of ordinary income, capital gains, and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised on information from the MLPs after their tax reporting periods are concluded.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Notes to Consolidated Financial Statements, continued

May 31, 2013

(Unaudited)

For the six months ended May 31, 2013, the Fund estimated that approximately 99% of the MLP distributions received would be treated as a return of capital. The Fund recorded as return of capital the amount of $5,588,444 of dividends and distributions received from its investments. Net realized gain was increased by $2,131,492 and change in unrealized appreciation/depreciation was increased by $3,456,952 in the accompanying Consolidated Statement of Operations, attributable to the recording of such distributions as a reduction in the cost basis if investments.

(p) FEDERAL AND OTHER TAXES

For the current open tax year and for all major jurisdictions, management of the Fund has evaluated the tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained by the Fund upon challenge by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold and that would result in a tax benefit or expense to the Fund would be recorded as a tax benefit or expense in the current period. For the six months ended May 31, 2013, the Fund did not recognize any amounts for unrecognized tax benefit/expense. A reconciliation of unrecognized tax benefit/expense is not provided herein, as the beginning and ending amounts of unrecognized tax benefit/expense are zero, with no interim additions, reductions or settlements.

The Subsidiary, as a corporation, is obligated to pay federal and state income tax on its taxable income. The Fund invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Subsidiary reports its allocable share of the MLPs taxable income in computing its own taxable income. Deferred income taxes reflect (i) taxes on unrealized gains (losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses. To the extent the Subsidiary has a deferred tax asset; consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Subsidiary. A valuation allowance will be established if it is more likely than not that some portion or the entire deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future cash distributions from the Subsidiary’s MLP holdings), the durations of statutory carryforwards periods and the associated risk that operating and capital loss carryforwards may expire unused.

For the current open tax year and for all major jurisdictions, management of the Subsidiary has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Furthermore, management of the Subsidiary is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Subsidiary may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Subsidiary modifies its estimates or assumptions regarding the deferred tax liability.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Notes to Consolidated Financial Statements, continued

May 31, 2013

(Unaudited)

The Subsidiary’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. The current tax year remains open and subject to examination by tax jurisdictions.

(3) FAIR VALUE MEASUREMENTS

The Fund defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions.

The inputs used to determine the fair value of the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical securities

•	Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Other assets and securities, which are generally not exchange-traded, or for which market quotations are not readily available or are deemed unreliable are valued at fair value as determined in good faith by the Adviser Valuation Committee. Fair value pricing may be used for significant events such as securities for which trading has been suspended, prices have become stale of for which there is no currently available price at the close of the NYSE. A significant change in the unobservable inputs could result in a significantly lower or higher fair value measurement. Depending on the source and relative significance of valuation inputs, these investments may be classified as Level 2 or Level 3 in the fair value hierarchy.

The Fund establishes valuation processes and procedures to ensure that the valuation techniques for investments are fair, consistent, and appropriate. The Board Valuation Committee has authorized the Adviser to oversee the implementation of the Fund’s Board approved valuation procedures by the Administrator. The Adviser valuation committee is responsible for developing the Fund’s written valuation processes and procedures, conducting periodic reviews of the valuation policies, and evaluating the overall fairness and consistent application of the valuation policies. The Adviser Valuation Committee is comprised of various Fund personnel which include members from the Fund’s portfolio management, accounting, and operations groups. The Adviser Valuation Committee meets monthly or as needed, to determine the valuations of the Fund’s Level 3 investments. Fund valuations are required to be supported by market data, industry accepted third-party valuation models, or other methods the Adviser Valuation Committee deems to be appropriate, including the use of internal proprietary valuation models.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Notes to Consolidated Financial Statements, continued

May 31, 2013

(Unaudited)

The following is a summary categorization as of May 31, 2013, based upon the three levels defined above. The breakdown by category of equity securities is disclosed in the Consolidated Schedule of Investments.

	Level 1		Level 2		Level 3		Total
	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^
Investments
Master Limited Partnerships and Related Companies	$236,681,161	$—	$6,742,203	$—	$10,540,056	$—	$253,963,420	$—
Money Market Fund	—	—	3,997,341	—	—	—	3,997,341	—
Written Call Options	—	(161,032)	—	—	—	—	—	(161,032)
Future Contracts	—	(760,775)	—	—	—	—	—	(760,775)
Equity Swap Agreements	—	—	—	1,800	—	—	—	1,800

Total	$236,681,161	$(921,807)	$10,739,544	$1,800	$10,540,056	$—	$257,960,761	$(920,007)

^

Other financial instruments include any derivative instruments not reflected in the Consolidated Schedule of Investments as Investment Securities, such as written options, futures contracts, and swap agreements. These investments are generally presented in the Consolidated Schedule of Investments at the unrealized gain or loss on the investment.

The following table is a summary of quantitative information about significant unobservable valuation inputs for Level 3 fair value measurement for investments held as of May 31, 2013.

Type of Assets	Fair value as of May 31, 2013	Valuation Technique(s)	Liquidity of Investments	Adjustments To Fair Value**
Master Limited Partnerships and Related Companies
AIM Water LLC	$3,540,056	Net asset value of underlying fund as practical expedient*	Greater than quarterly	None

EMG Utica I Offshore Co-Investment, L.P.	7,000,000	Cost of capital*	Greater than quarterly	None

Total Investments	$10,540,056

*	Unobservable valuation input. Cost of capital approximates fair value.
**	Fair value may be adjusted if underlying fund reports a NAV as of a date other than the Fund’s measurement date, or if underlying fund is not reporting its investments at fair value.

The Fund discloses transfers between levels based on valuations at the end of the reporting period.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Notes to Consolidated Financial Statements, continued

May 31, 2013

(Unaudited)

The following is a reconciliation of Level 3 investments based upon the inputs used to determine fair value:

	Balance as of December 1, 2012	Gross Purchases	Gross Sales	Transfers Out	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Balance as of May 31, 2013
Master Limited Partnerships and Related Companies
Natural Gas Gathering/Processing	$600,000	$7,000,000	$(600,000)	$—	$—	$—	$7,000,000
Oil & Gas Field Services	2,997,000	—	—	—	—	543,056	3,540,056

	$3,597,000	$7,000,000	$(600,000)	$—	$—	$543,056	$10,540,056

(4) CREDIT FACILITY

The Fund maintains a line of credit agreement (the “Agreement”) with Bank of America Merrill Lynch which provides a secured revolving $93,000,000 credit facility. Borrowings under the Agreement are secured by investments as detailed in the Fund’s Consolidated Schedule of Investments. The Agreement provides for a commitment fee of 0.25% per annum on any unused amount on the credit facility plus interest accruing on any borrowed amounts at the one month London Interbank Offered Rate (LIBOR) plus 0.95% per annum. The average principal balance and weighted average interest rate for the six months ended May 31, 2013 was approximately $52,000,000 and 1.15%, respectively. At May 31, 2013, the principal balance outstanding was $54,300,000 at an interest rate of 1.14%.

The Subsidiary maintains a line of credit agreement (the “Sub Agreement”) with Bank of America Merrill Lynch which provides a secured revolving $41,000,000 credit facility. Borrowings under the Sub Agreement are secured by investments as detailed in the Fund’s Consolidated Schedule of Investments. The Sub Agreement provides for a commitment fee of 0.25% per annum on any unused amount on the credit facility plus interest accruing on any borrowed amounts at the one month LIBOR plus 0.95% per annum. The average principal balance and weighted average interest rate for the six months ended May 31, 2013 was approximately $17,900,000 and 1.15%, respectively. At May 31, 2013, the principal balance outstanding was $23,000,000 at an interest rate of 1.14%.

(5) INCOME TAXES

The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code (“the Code”) applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis.

The differences between book-basis and tax-basis unrealized appreciations (depreciation) are primarily due to differences in the timing of recognition of gains and losses on investments for tax and book purposes.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Notes to Consolidated Financial Statements, continued

May 31, 2013

(Unaudited)

The following information is provided on a tax basis as of November 30, 2012:

Cost of investments	$190,340,447

Gross unrealized appreciation	27,870,442
Gross unrealized depreciation	(5,663,044)

Net unrealized appreciation (depreciation) before taxes	22,207,398
Net unrealized appreciation (depreciation) after taxes	17,137,572
Undistributed investment income	—
Undistributed long-term gains	—

Distributable earnings	—
Other accumulated gains (losses)	(9,414,273)

Total accumulated earnings (losses)	$12,793,125

The Subsidiary invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Subsidiary reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Subsidiary’s tax expense or benefit is included in the Consolidated Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.

The Fund and Subsidiary have reviewed all open tax years and major jurisdictions and concluded there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken for the fiscal year ended November 30, 2012. The Fund and Subsidiary are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Subsidiary’s deferred tax assets and liabilities as of May 31, 2013, are as follows:

Deferred tax assets:
Net operating loss carryforward	$589,008
Capital loss carryforward	1,024,373

Total deferred tax assets	1,613,381
Less deferred tax liabilities:
Unrealized gain on investment securities	(9,718,252)

Total net deferred tax liability	$(8,104,871)

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Notes to Consolidated Financial Statements, continued

May 31, 2013

(Unaudited)

The net operating loss carryforward and capital loss carryforward is available to offset future taxable income. The Subsidiary has the following carryforward amounts:

Fiscal Period Ended Net Operating Loss		Expiration
November 30, 2011	$68,009	November 30, 2031
November 30, 2012	1,140,716	November 30, 2032
May 31, 2013	424,611	November 30, 2033

	$1,633,336

Fiscal Period Ended Capital Loss		Expiration
November 30, 2011	$1,058,381	November 30, 2016
November 30, 2012	853,574	November 30, 2017
May 31, 2013	928,658	November 30, 2018

	$2,840,613

The capital loss for the year ended November 30, 2012 has been estimated based on information currently available. Such estimate is subject to revision upon receipt of the 2012 tax reporting information from the individual MLPs. For corporations, capital losses can only be used to offset capital gains and cannot be used to offset ordinary income. Therefore the use of this capital loss carryforward is dependent upon the Subsidiary generating sufficient net capital gains prior to the expiration loss carryforward.

Although the Subsidiary currently has a net deferred tax liability, it periodically reviews the recoverability of its deferred tax assets based on the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight is given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized. Based on the Subsidiary’s assessment, it has determined that it is more likely than not that its deferred tax valuation asset will be realized as future taxable income of the appropriate character. Accordingly, no valuation allowance has been established for the Subsidiary’s deferred tax asset. The Subsidiary will continue to assess the need for a valuation allowance in the future.

Total income tax expense (current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 35% to the Subsidiary’s net investment income and realized and unrealized gains (losses) on investments before taxes for the fiscal period ended May 31, 2013, as follows:

	Deferred	Total
Application of statutory income tax benefit	$3,467,432	$3,467,432
State income taxes, net of federal tax benefit	210,919	210,919
Permanent book-to-tax differences	4,620	4,620

Total income tax expense	$3,682,971	$3,682,971

(6) RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of swap adjustments, partnership adjustments and return of capital distributions, on November 30, 2012, undistributed net investment income was decreased by $3,486,852 undistributed net realized loss was increased by $1,782,739 and additional paid-in capital was increased by $1,704,113. This reclassification had no effect on the net assets of the Fund.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Notes to Consolidated Financial Statements, continued

May 31, 2013

(Unaudited)

(7) INVESTMENT TRANSACTIONS

For the period ended May 31, 2013 the Fund purchased (at cost) and sold securities (proceeds received) in the amount of $139,478,767 and $105,457,036 (excluding short-term debt securities), respectively.

(8) ADMINISTRATIVE AGREEMENTS

In consideration for administration, accounting, and recordkeeping services, the Fund will pay the “Independent Administrator” a monthly administration fee. The Independent Administrator provides the Fund with compliance, transfer agency, custody, and other investor related services including serving as the Fund’s registrant, divided paying agent, and agent for the automatic dividend reinvestment plan.

In consideration for these services, the Fund pays the Independent Administrator a monthly fee computed at an annual rate of 0.05 percent of the first $300,000,000 of the Fund’s average net assets. The minimum annual fee is $125,000. The Fund pays the custodian a monthly fee computed at an annual rate of 0.004% of the Fund’s portfolio assets, plus portfolio transaction fees.

(9) RELATED PARTY TRANSACTIONS

INVESTMENT MANAGEMENT FEE

The Board is authorized to engage an investment advisor and it has selected Salient Capital Advisors, LLC (the “Advisor”), to manage the Fund’s portfolio and operations, pursuant to an investment management agreement (the “Investment Management Agreement”). Under the terms of the Investment Management Agreement between the Adviser and the Fund, the Adviser is entitled to receive a management fee at an annualized rate, of 1.20%, based on the average monthly net assets of the Fund, excluding any liabilities related to borrowing, accrued, and payable monthly. The Adviser has contractually agreed to waive and/or reimburse the Fund for its management fee in an amount equal on an annual basis to 0.20% of the Fund’s average monthly total assets for the first 24 months following the Fund’s initial public offering. The Adviser earned $1,339,418 in advisory fees (net of $223,236 of advisory fees waived by the Adviser) for the period ended May 31, 2013, with the waiver expiring on May 21, 2013.

(10) RISK CONSIDERATIONS

The following summary of certain common principal risk footnotes is not meant to be comprehensive of all the Fund’s risks.

General Market Risk

An investment in the Fund’s common shares represents an indirect investment in the securities owned by the Fund, some of which will be traded on a national securities exchange or in the over the-counter markets. The value of the securities in which the Fund invests, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests may affect the value of the Fund’s common shares. An investment in the Fund’s common shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of the Fund’s distributions.

Concentration Risk

The Fund’s investment portfolio will be concentrated in MLPs and energy infrastructure companies. The focus of the portfolio on a specific industry or industries within the midstream sector may present more risks than

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Notes to Consolidated Financial Statements, continued

May 31, 2013

(Unaudited)

if the portfolio was broadly diversified over numerous sectors of the economy. A downturn in one or more industries within the midstream sector would have a larger impact on the Fund than on an investment company that does not concentrate solely in MLPs and energy infrastructure companies. To the extent that the Fund invests a relatively high percentage of the Fund’s assets in the obligations of a limited number of issuers, the Fund may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence.

Leverage Risk

Financial leverage represents the leveraging of the Fund’s investment portfolio. The use of leverage can amplify gains or losses. Unless the income and capital appreciation, if any, on securities acquired with the proceeds from financial leverage exceed the costs of such financial leverage, the use of leverage could cause the Fund’s net asset value to decline. When financial leverage is used, the net asset value and market value of the Fund’s common shares will be more volatile. There is no assurance that the Fund’s use of financial leverage will be successful.

Derivatives Risk

The Fund may purchase and sell derivative instruments (including options, futures contracts and swap agreements). The use of derivatives has risks, including high price volatility, government intervention, non-performance by the counterparty, the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or the illiquidity of the derivative investments. Furthermore, the ability to successfully use these techniques depends on the Adviser’s ability to predict pertinent market movements, which cannot be assured. The use of derivatives may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that the Fund might otherwise sell. In addition, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to derivative transactions are not otherwise available to the Fund for investment purposes.

(11) COMMON STOCK

The Fund has unlimited shares of capital stock authorized and 7,181,832 shares issued and outstanding at May 31, 2013. Transactions in common stock for the period from December 1, 2012 through May 31, 2013:

Shares issued and outstanding at November 30, 2012	6,140,406
Shares issued through additional offerings	1,035,000
Shares issued through reinvestment of dividend	6,426

Shares issued and outstanding at May 31, 2013	7,181,832

(12) SUBSEQUENT EVENTS

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on the evaluation, no adjustments were required to the financial statements as of May 31, 2013.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Additional Information

May 31, 2013

(Unaudited)

Trustees and Officers

The Fund’s operations are managed under the direction and oversight of the Board. Each Trustee serves for an indefinite term or until he or she reaches mandatory retirement as established by the Board. The Board appoints the officers of the Fund who are responsible for the Fund’s day-to-day business decisions based on policies set by the Board. The officers serve at the pleasure of the Board.

Compensation for Trustees

The fund pays each Trustee who is not an “interested person” of the Adviser, as defined in the 1940 Act (the “Independent Trustees”) an annual retainer of $15,000. Such compensation shall encompass attendance and participation at all Board meetings, and any Committee meetings thereof, including telephonic meetings.

Form N-Q

The Fund will file its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Fund’s Form N-Q is available without charge upon request by calling 1-800-809-0525, by visiting the Fund’s website at www.salientmlpfund.com, or by visiting the SEC’s website at www.sec.gov. In addition, you may review and copy the Fund’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Fund will trade in the public markets and other factors discussed in filings with the SEC.

Proxy Voting Policies

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company and information regarding how the Company voted proxies relating to the portfolio of securities during the period ended June 30, 2012 are available to stockholders (i) without charge, upon request by calling 1-800-809-0525; and (ii) on the SEC’s website at www.sec.gov.

Statement of Additional Information

The Statement of Additional Information (“SAI”) includes additional information about the Fund’s Trustees and is available upon request without charge by calling 1-800-809-0525 or by visiting the SEC’s Website at www.sec.gov.

Certifications

The Fund’s Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Fund Manual.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Additional Information, continued

May 31, 2013

(Unaudited)

Privacy Policy

The Salient MLP Energy & Infrastructure Fund (the “Fund”) recognizes the importance of securing personal financial information. It is our policy to safeguard any personal and financial information that may be entrusted to us. The following is a description of the Fund’s policy regarding disclosure of nonpublic personal information.

We collect nonpublic personal information as follows:

We collect information about our investors, including, but not limited to, the investor’s name, address, telephone number, e-mail address, social security number and date of birth. We collect that information from subscription agreements, other forms of correspondence that we receive from investors, from personal conversations and from affiliated entities as permitted by law.

We receive information about investor transactions with us, including, but not limited to, account number, account balance, investment amounts, withdrawal amounts and other financial information.

We are permitted by law to disclose nonpublic information we collect, as described above, to the Fund’s service providers, including the Fund’s investment adviser, sub-advisers, servicing agent, independent administrator, custodian, legal counsel, accountant and auditor. We do not disclose any nonpublic information about our current or former investors to nonaffiliated third parties, except as required or permitted by law. We restrict access to investor nonpublic personal information to those persons who require such information to provide products or services to investors. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard investors’ nonpublic personal information.

If an investor’s investment relationship with the Fund involves a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of such investor’s financial intermediary would govern how any nonpublic personal information would be shared by them with nonaffiliated third parties.

Automatic Dividend Reinvestment and Cash Purchase Plan

Each shareholder will automatically be a participant under the Fund’s Dividend Reinvestment Plan (the “DRIP”) and have all income dividends and/or capital gains distributions automatically reinvested in Shares, unless a shareholder otherwise elects to receive distributions in cash. Generally, for U.S. federal income tax purposes, shareholders receiving Shares under the DRIP will be treated as having received a distribution equal to the amount of cash they would have received had the shareholder not participated in the DRIP.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Board Consideration of Investment Management Agreement

(Unaudited)

At an in-person meeting of the Board held on January 15, 2013 (the “Meeting”), the Board, including the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and approved the continuation of the Investment Management Agreement (the “Advisory Agreement”) between the Fund and the Adviser. In preparation for review of this agreement, the Board requested the Adviser to provide detailed information which the Board determined to be reasonably necessary to evaluate the agreement. On January 10, 2013, the Independent Trustees met in-person among themselves to review and discuss aspects of these materials, initially with, and later without, representatives of the Advisor being present. At the request of the Independent Trustees, on January 10, 2013 and again at the Meeting, the Advisor made presentations regarding the materials and responded to questions from the Independent Trustees relating to, among other things, portfolio management, the Fund’s investment program, the Advisor’s staffing and training program, Fund and Advisor compliance programs, Fund performance including benchmarks and comparisons to other funds, Fund fee levels, other portfolios (including fees) managed by the Advisor and its affiliates and the Advisor’s profitability and any economies of scale. The Board, including the Independent Trustees, also took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings, including. The Independent Trustees were assisted at all times by independent counsel.

Following the Board’s review, the Independent Trustees concluded that the Advisory Agreement continues to enable the Fund’s shareholders to obtain high quality services at a cost that is appropriate, reasonable, and in the interests of investors. The Board’s decision to renew the Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. Upon consideration of these and other factors, the Board also determined:

The nature, extent and quality of the advisory services provided. With respect to the Agreement, the Board considered: the specialized expertise required to manage the Fund’s strategy, additional personnel at the Adviser, the background and experience of key investment personnel; the Adviser’s focus on analysis of complex asset categories; the Adviser’s disciplined investment approach and commitment to investment principles; the Adviser’s significant investment in and commitment to personnel, including additional hiring and extensive training; the Adviser’s significant compliance and tax reporting efforts; and, the Adviser’s oversight of and interaction with service providers.

The Board concluded that the nature, extent and quality of the management and advisory service provided were appropriate and thus supported a decision to renew the Agreement. The Board also concluded that the Adviser would be able to provide during the coming year quality of investment management and related services, and that these services are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape and investor needs.

The investment performance of the Funds. The Board evaluated the comparative information provided by the Adviser regarding the Fund’s investment performance, distributions and information on the performance of other investment funds and various indices, including the relevance of various indices. The Board also considered the various performance reports received throughout the year. On the basis of the Trustees’ assessment, the Trustees concluded that the Adviser was capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objective, policies and strategies and competitive with comparable funds.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Board Consideration of Investment Management Agreement, continued

(Unaudited)

The cost of advisory service provided and the level of profitability. In analyzing the cost of services and profitability of the Adviser, the Board considered the revenues earned and expenses incurred by the Adviser. The Board took into account the significant investment by and cost to the Adviser in additional personnel and service infrastructure to support the Fund. On the basis of the Board’s review of the fees to be charged by the Adviser for investment advisory and related services, the specialized nature of the Fund’s investment program, the Adviser’s financial information, the costs associated with managing the Fund, and the existence of the fee waiver for part of 2013, the Board concluded that the level of investment management fees and the profitability is appropriate in light of the services provided, the management fees and overall expense ratios of comparable investment companies, and the anticipated profitability of the relationship between the Fund and the Adviser.

The extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors. While noting that the management fees will not decrease as the level of Fund assets increase, the Board concluded that as a closed-end fund of a relatively fixed-scale the management fees reflect the Fund’s complex operations, the current economic environment for the Adviser, including its continued investment relating to support and monitoring of the Fund, and the competitive nature of the investment company market as relevant to the Fund. The Board noted that the Fund’s assets are relatively static, relative to expenses, resulting in expenses not being spread over a growing asset pool. The Board noted that it would have the opportunity to periodically re-examine whether the Fund has achieved economies of scale, as well as the appropriateness of management fees payable to the Adviser, in the future.

Benefits (such as soft dollars) to the Adviser from its relationship with the Fund. The Board concluded that other benefits derived by the Adviser from its relationship with the Fund, to the extent such benefits are identifiable or determinable, are reasonable and fair, result from the provision of appropriate services to the Fund and investors therein, and are consistent with industry practice and the best interests of the Fund and its partners. In this regard, the Board noted that the Adviser does not realize “soft dollar” benefits from its relationship with the Fund.

Other considerations. The Board determined that the Adviser has made a continuing and substantial commitment both to the recruitment of high quality personnel, monitoring and investment decision-making and provision of investor service, and maintained and expanded the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its partners. The Trustees also concluded that the Adviser continues to make a significant entrepreneurial commitment to the management and success of the Fund.

Conclusions of the Trustees

As a result of this process, the Independent Trustees, assisted by the advice of legal counsel that is independent of the Adviser, taking into account all of the factors discussed above and the information provided by the Adviser, unanimously concluded that the Investment Advisory Agreement between the Company and the Adviser is fair and reasonable in light of the services provided and should be renewed.

Salient® MLP & Energy Infrastructure Fund

4265 San Felipe, 8th Floor
Houston, Texas 77027
Toll-Free: 800-809-0525

NYSE: SMF

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

1

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 (12/01/12-12/31/12)	0	0	0	0
Month #2 (01/01/13-01/31/13)	0	0	0	0
Month #3 (02/01/13-02/28/13)	0	0	0	0
Month #4 (03/01/13-03/31/13)	0	0	0	0
Month #5 (04/01/13-04/30/13)	0	0	0	0
Month #6 (05/01/13-05/31/13)	0	0	0	0

Total	0	0	0	0

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s nominating committee charter does not contain any procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Chief Executive Officer and Treasurer and Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Salient MLP & Energy Infrastructure Fund

By (Signature and Title)	/s/ Gregory A. Reid
Gregory A. Reid, President & Chief Executive Officer

Date	July 29, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gregory A. Reid
Gregory A. Reid, President & Chief Executive Officer

Date	July 29, 2013

By (Signature and Title)	/s/ John E. Price
John E. Price, Treasurer & Principal Financial Officer

Date	July 29, 2013

3